UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 26, 2007

MFA MORTGAGE INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13991	13-3974868
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 Park Avenue, 21st Floor, New York, New York 10022
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (212) 207-6400

                                Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

MFA Mortgage Investments, Inc. (“MFA”) hereby furnishes the information set forth in the slideshow presentation attached hereto as Exhibit 99.1, the text of which is incorporated herein by reference.

The information referenced in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by MFA pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

As discussed therein, the slideshow presentation contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions.  These forward-looking statements relate to MFA’s current expectations and are subject to the limitations and qualifications set forth in the slideshow presentation as well as in MFA’s reports and other documents filed with the SEC, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Slideshow Presentation of MFA Mortgage Investments, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MFA MORTGAGE INVESTMENTS, INC.

	By:	/s/ Timothy W. Korth
Timothy W. Korth
General Counsel and Senior Vice President –
Business Development

Date: November 26, 2007